Prospectus and Statement of Additional
Information Supplement

March 8, 2024

Morgan Stanley ETF Trust

Supplement dated March 8, 2024 to the Morgan Stanley ETF Trust Prospectus and Statement of Additional Information dated December 16, 2023

Eaton Vance Total Return Bond ETF
(the "Fund")

Effective immediately, the listing exchange for the Fund is changed from NYSE Arca to the New York Stock Exchange. Accordingly, all references in the Prospectus and Statement of Additional Information to the Fund's shares being listed for trading on NYSE Arca are hereby replaced with references to the New York Stock Exchange.

Please retain this supplement for future reference.

  EVTRBETFPROSAISPT 3/24